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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 14, 1995
(Date of earliest event reported)

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)

New York                               1-2360                   13-0871985
(State of Incorporation)            (Commission                (IRS employer
                                    File Number)             Identification No.)

New Orchard Road, Armonk, New York                                 10504
(Address of principal executive offices)                         (Zip Code)

                                  914-499-1900
                         (Registrant's telephone number)

Item 5. Other Events

Pursuant to Rule 416 under the Securities Act of 1933 and in a manner consistent with interpretation B-74 of the Division of Corporation Finance's Manual of Publicly Available Telephone Interpretations relating thereto, the Company is filing this current report on Form 8-K in order to properly reflect: (i) the number of shares carried over from registration statement number 33-34406 to registration statement number 33-60225 under Rule 429, the latter of which registration statement is the current effective registration statement relating to the IBM 1995 Employees Stock Purchase Plan (the "Plan"); (ii) the balance of Plan shares available on March 31, 2000 under the Plan, giving effect to two separate stock splits effected by the Company in 1997 and 1999, as well as to the utilization of shares under the Plan through such date, and (iii) the Company's intent to utilize all shares remaining under registration statement number 33-60225 in multiple registration statements which the Company will file in the future, all in a manner consistent with Rule 429.

The Company filed registration statement number 33-60225 on Form S-8 under the Securities Act of 1993 on June 14, 1995, and paid a registration fee on 12,500,000 (pre-split) shares of the Company's common stock. The amount of the fee paid at such time was $326,551.72. Pursuant to Rule 429, 12,494,530 pre-split shares were in fact carried over from registration statement number 33-34406 for use by the Company.

Between the effective date of registration statement number 33-60225 and the date of this filing, the Company completed two (2) separate 2-for-1 splits of its common stock. Under the terms of Rule 416(b) of the Securities Act of 1933, by virtue of the completion by the Company of these two intervening 2-for-1 common stock splits in May 1997 and May 1999, and giving effect to all shares of IBM common stock purchased under the terms of the Plan, as of March 31, 2000, there remained a total of 55,726,096 post-split shares of common stock reserved and available for future use under registration statement number 33-60225.


Under Rule 429 of the Securities Act of 1933, these 55,726,096 post-split shares of IBM common stock which were available under registration statement number 33-60225 as of March 31, 2000 will continue to be utilized under the Plan through the end of June, 2000. The shares remaining at such time will be carried forward to future registration statements that will be filed by the Company requiring IBM common



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stock. In this connection, the Company presently intends to file a new registration statement on Form S-8 to cover shares of common stock authorized under the new IBM 2000 Employees Stock Purchase Plan, which was recently approved by IBM stockholders at the Company's 2000 Annual Meeting on April 25, 2000. The Company's stockholders authorized the use of 30,000,000 shares of IBM common stock for the IBM 2000 Employees Stock Purchase Plan. With this in mind, IBM now intends to utilize Rule 429 in order to carry over 29,999,999 shares under such new registration statement on Form S-8, when filed.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the Company's filings with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             INTERNATIONAL BUSINESS MACHINES CORPORATION
                                            (Registrant)


Date: May 5, 2000                   By: /s/ Andrew Bonzani
                                        ------------------
                                           Andrew Bonzani
                                           Assistant Secretary
                                           and Senior Counsel